UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2004

Dex Media, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-32249	14-1855759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 784-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On December 14, 2004 the Board of Directors of Dex Media, Inc. declared a quarterly cash dividend of $0.09 per common share, payable January 31, 2005 to shareholders of record as of January 3, 2005.

Section 9 – Financial Statements & Exhibits

Item 9.01 Financial Statements & Exhibits

99.1    Press release, dated December 15, 2004.

In a press release, dated December 15, 2004, Dex Media, Inc. announced the declaration of a quarterly dividend. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Dex Media, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 14, 2004

DEX MEDIA, INC.

By:	/S/ ROBERT M. NEUMEISTER, JR.
Robert M. Neumeister, Jr.
Chief Financial Officer and Executive Vice President